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                                                                 EXHIBIT 10.64

                         ELEVENTH AMENDMENT TO LEASE


     This Eleventh Amendment to that certain Lease (this "Eleventh Amendment") dated as of the 23 day of April, 1998, between HUB PROPERTIES TRUST, a Maryland real estate investment trust ("LANDLORD") and Corvas International, Inc., a Delaware corporation ("TENANT").

     WHEREAS, Hartford Accident and Indemnity Company (the "ORIGINAL LANDLORD") and Corvas, Inc. (the "ORIGINAL TENANT) entered into a certain lease dated March 28, 1989 of a portion of the premises located at 3030 Science Park Road, San Diego, California, as amended by certain Lease Amendments dated March 23, 1990 and May 18, 1990; and

     WHEREAS, Corvas International, Inc., a California corporation ("CORVAS") succeeded to the interests of Original Tenant as set forth in Consent to Assignment of Lease dated March 13 1991; and

     WHEREAS, Original Landlord and Corvas entered into a Third Lease Amendment dated May 16, 1991; Fourth Lease Amendment dated January 21, 1992; Fifth Lease Amendment dated April 15, 1992; Sixth Lease Amendment dated July 16, 1992; and Seventh Lease Amendment dated January 18, 1993; and

     WHEREAS, Tenant succeeded to the interests of Corvas as set forth in Consent to Assignment of Lease dated September 14, 1993; and

     WHEREAS, Talcott Realty I Limited Partnership succeeded to the interests of Original Landlord; and

     WHEREAS, Talcott and Tenant entered into an Eighth Lease Amendment dated July 7, 1995 and a Ninth Lease Amendment dated March 15, 1996; and

     WHEREAS, Landlord succeeded to the interests of Talcott as set forth in Assignment and Assumption of Leases, Contracts and Other Property Interests dated December 5, 1996; and

     WHEREAS, Landlord and Tenant entered into a Tenth Amendment to Lease dated May 12, 1997; and

     WHEREAS, for purposes of this Eleventh Amendment, the above-referenced lease dated March 28, 1989 as amended on March 23, 1990; May 18, 1990; May 16, 1991; January 21, 1992; April 15, 1992; July 16, 1992; January 18, 1993;
July 7, 1995; March 15, 1996 and May 12, 1997 shall be hereinafter defined collectively as "the LEASE"; and

     WHEREAS, Tenant wishes to exercise its final option to extend the term of the Lease and Landlord is willing to agree to such extension upon the terms and conditions hereinafter set forth.

     NOW, THEREFORE, in consideration of the foregoing and for other consideration, the receipt and sufficiency of which are hereby mutually acknowledged, Landlord and Tenant agree that the Lease is hereby amended as follows:

     1. The definition of "TERMINATION DATE" as set forth in Section II.E. of the Lease shall be amended by deleting the date "September 30, 1998" therefrom and inserting the date of "September 30, 1999" in its place.


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     2.   The definition of "BASE RENT" as set forth in Section II.G of the
Lease shall be amended by inserting the following at the end thereof:

     "10/01/98-09/30/99, $1,005,934.48."

     3.   The definition of "MONTHLY INSTALLMENTS OF BASE RENT" set forth in
Section II.H. of the Lease shall be amended by inserting the following at the end thereof:

     "10/01/98-09/30/99, $83,827.87."

     4.   Section II.F is hereby deleted in its entirety.

     5. Section II.W.a. (a) of the Lease shall be amended by inserting the following at the end thereof:

     "10/01/98-09/30/99, $33.34."

     6. Tenant warrants and represents that it has dealt with no broker in connection with the execution of this Eleventh Amendment and agrees to indemnify Landlord and hold it harmless from and against any and all brokerage claims arising therefrom.

     7. Except as herein specifically amended, this Lease is hereby ratified and confirmed.

     IN WITNESS WHEREOF, the parties have hereto executed this Eleventh Amendment the date first above-written.

                                     LANDLORD:

                                     HUB PROPERTIES TRUST,
                                     a Maryland real estate investment trust


                                     By:  /s/ DAVID J. HEGARTY
                                          -------------------------------
                                          Name: David J. Hegarty
                                          Its:  President


                                     TENANT:

                                     CORVAS INTERNATIONAL, INC.,
                                     a Delaware corporation


                                     By:  /s/ RANDALL E. WOODS
                                          -------------------------------
                                          Name: Randall E. Woods
                                          Its: President & CEO